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                                  EXHIBIT 10-9

                                  May 25, 2004

                      ASSUMPTION OF INTERCREDITOR AGREEMENT

High Falls Brewing Company LLC
445 St. Paul Street
Rochester, New York 14605

Manufacturers & Traders Trust Company
255 East Avenue
Rochester, New York 14604

Cephas Capital Partners, L.P.
57 Monroe Avenue
Suite D
Pittsford, New York 14534

GBC Liquidating Corp.
(Formerly known as The Genesee Brewing Company, Inc.)
c/o Ashley Management Corp.
16 West Main Street
Rochester, New York 14614

Gentlemen:

         Reference is made to the following:

         1. Intercreditor Agreement dated as of December 15, 2000 among the four of you (the "Intercreditor Agreement"). Unless otherwise set forth herein, terms defined in the Intercreditor Agreement are used herein as so defined.

         2. Subordinated Promissory Note dated as of December 15, 2000 in the original principal amount of $4,500,000 executed by Borrower, as Maker, in favor of The Genesee Brewing Company, Inc. (now known as GBC Liquidating Corp.), as Payee (the "Original Note").

         3. Amended and Restated Subordinated Promissory Note of even date in the principal amount of $4,000,000 executed by Borrower, as Maker, in favor of GBC Liquidating Corp., as Payee (the "New Note").

         4. Revolving Credit and Term Loan Agreement dated as of December 15, 2000 between Senior Creditor and Borrower, as amended to date (the "Senior Credit Agreement").

         The Original Note represented "Seller Junior Indebtedness" pursuant to the Intercreditor Agreement and, pursuant to the New Note, Seller and Borrower have modified the terms related to repayment of principal set forth in the Original Note. Section 16 of the Intercreditor

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Agreement requires that Seller and Borrower obtain the prior written consent of the Senior Creditor and the Subordinated Creditor in order to modify the terms of the repayment of principal with respect to the Seller Junior Indebtedness. Seller and St. Paul Associates, LLC have today executed a Note Purchase Agreement that provides for the purchase by St. Paul Associates, LLC of the New Note on certain conditions, including the condition that each of the Senior Creditor and the Subordinated Creditor consent to the modifications of principal payments represented by the New Note. Each of the undersigned hereby requests that Senior Creditor and the Subordinated Creditor signify such consent by executing a copy of this letter in the blank provided after the close hereof. In addition, Section 6.15 of the Senior Credit Agreement requires the Senior Creditor's consent to any modifications of the Seller Junior Indebtedness and each of the undersigned further requests that Senior Creditor consent to the modifications represented by the New Note.

         In addition, pursuant to Paragraph 9 of the Intercreditor Agreement, the Seller has agreed not to sell or otherwise transfer the Seller Junior Indebtedness except subject to all of the. terms and conditions of the Intercreditor Agreement. In order to satisfy the conditions set forth in such Paragraph 9, by its execution of this letter, St. Paul Associates, LLC hereby
(i) agrees that it will, as the holder of the New Note representing the Seller Junior Indebtedness, hold such Note and be subject to and assume all of the terms and conditions of the Intercreditor Agreement relating to the Seller Junior Indebtedness; and (ii) acknowledges to the Senior Creditor and to the Subordinated Creditor that Events of Default exist under the Senior Credit Agreements and Subordinated Credit Agreements, respectively, and that pursuant to paragraph 6 of the Intercreditor Agreement, no payments under the New Note shall be made unless such Events of Default are cured or waived.

         Upon execution of the Releases provided for in Section 6.03(G) and (H) of the above-described Note Purchase Agreement and subject to the conditions contained therein each of Senior Creditor and Subordinated Creditor will release Seller from any further obligations under the Intercreditor Agreement, and will, upon the satisfaction of any conditions set forth in such Releases, waive any claim against Borrower under the Intercreditor Agreement for interest payments heretofore made by Borrower to Seller under the Original Note. By execution of this Agreement, Borrower hereby agrees that Seller will be released from all of its obligations under the Intercreditor Agreement.

                                         High Falls Brewing Company, LLC

                                         By: /s/ John B. Henderson
                                             ----------------------------------
                                         Name: John B. Henderson
                                         Title: President and COO

                                         St. Paul Associates, LLC

                                         By: /s/ Samuel T. Hubbard, Jr.
                                             ----------------------------------
                                         Name: Samuel T. Hubbard, Jr.
                                         Title: President

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         The undersigned, Senior Creditor and Subordinated Creditor respectively, hereby consent, pursuant to Section 16 of the Intercreditor Agreement, to the modification of the terms of the repayment of principal with respect to the Seller Junior Indebtedness as reflected in the New Note and to the terms of this Assumption of Intercreditor Agreement including, but without limitation, the final paragraph thereof. This consent is subject to and conditioned upon the agreements in Section I of the letter dated May 21, 2004 from St. Paul Associates, LLC to High Falls Brewing Company, LLC, a copy of which is attached hereto. Senior Creditor further consents to the modifications of the Seller Junior Indebtedness represented by the New Note.

                                         Manufacturers & Traders Trust Company

                                         By: /s/ John C. Morsch
                                             ----------------------------------
                                         Name: John C. Morsch
                                         Title: Vice President

                                         Cephas Capital Partners, L.P.

                                         By: Chephas LLC, Its General Partner

                                         By: /s/ Jeffery S. Holmes
                                             ----------------------------------
                                         Name: Jeffery S. Holmes
                                         Title: Managing Member